Right of use assets and lease liabilities	9 Months Ended
Sep. 30, 2020
Right of use assets and lease liabilities
Right of use assets and lease liabilities

Note 8 - Right of use assets and lease liabilities

Right-of-use-assets of DKK 132.0 million and lease liability of DKK 133.5 million were recognized as at September 30, 2020 as compared to DKK 85.6 million and DKK 85.8 million, respectively, as of December 31, 2019. The increase is primarily related to the office spaces at the headquarters in Søborg, Denmark (DKK 24.2 million) and lease agreement on the assumed Valeritas domicile (DKK 12.3 million) transferred in connection with the acquisition of the Valeritas business described in note 20 on business combinations.